EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 18 to Registration Statement
No. 2-92366 on Form N-1A of our report dated October 10, 2000 appearing in the Annual Report of Merrill Lynch U.S. Government Mortgage Fund for the year ended August 31, 2000, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
November 28, 2000